SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report July 28, 1997


                             AMBANC HOLDING CO., INC.
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             (Exact name of Registrant as specified in its Charter)


         Delaware                      0-27036                  14-1783770
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.)


 11 Division Street, Amsterdam, New York                              12010-4303
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(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (518) 842-7200
                                                            --------------------

                                       N/A
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         (Former name or former address, if changed since last report)

Item 5. Other Events
--------------------

     On July 22, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing its earnings for the Second quarter ended June 30, 1997.

     On July 25, 1997, the Registrant issued the press release attached hereto as Exhibit 99.2 announcing the first regular quarterly cash dividend to be paid out.

Item 7. Financial Statements and Exhibits
-----------------------------------------

     (c)  Exhibits

     The Exhibits referred to in Item 5 of this Report and listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                            AMBANC HOLDING CO., INC.



Date:     November 4, 1996              By: /s/Robert J. Brittain
      ---------------------------           ---------------------------------
                                            Robert J. Brittain
                                            President & Chief Executive Officer

Exhibit
Number                            Description
-------        ---------------------------------------------------

  99.1         Press release dated July 22, 1997

  99.2         Press release dated July 25, 1997